EXHIBIT 10.20

EXECUTION

THIRD AMENDMENT TO CREDIT AGREEMENT

among

EBET, INC. F/K/A ESPORTS TECHNOLOGIES, INC.
as the Borrower,

the SUBSIDIARIES OF THE BORROWER,
as Guarantors

and

CP BF LENDING, LLC,
as Lender

Dated as of January 9, 2024

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of January 9, 2024 (the “Effective Date”) by and between EBET, INC. f/k/a ESPORTS TECHNOLOGIES, INC., a Nevada corporation (the “Borrower”), the Guarantors, and CP BF LENDING, LLC, a Delaware limited liability company (the “Lender”).

WHEREAS, the Lender and the Borrower are parties to that certain Credit Agreement dated as of November 29, 2021, as amended (the “Credit Agreement”) whereby the Lender advanced a term loan to the Borrower in the original principal amount of THIRTY MILLION DOLLARS and 00/100 CENTS (US$30,000,000.00) (the “Loan” as defined in the Credit Agreement) which Loan and other Obligations under the Credit Agreement have been unconditionally guaranteed by the Guarantors;

WHEREAS, the Lender, the Borrower and the Guarantors have entered into a First Amendment and Limited Waiver Agreement dated as of May 16, 2022 (the “First Amendment”), as modified by a Limited Waiver Extension Agreement dated as of May 31, 2022, a Second Limited Waiver Agreement dated as of June 15, 2022, a Third Limited Waiver Agreement dated as of July 15, 2022, a Fourth Limited Waiver Agreement dated as of August 2, 2022, a Fifth Limited Waiver Agreement dated as of August 15, 2022, a Sixth Limited Waiver Agreement dated as of September 2, 2022, a Seventh Limited Waiver Agreement dated as of September 30, 2022, an Eighth Limited Waiver Agreement dated as of October 6, 2022, a Ninth Limited Waiver Agreement dated as of October 31, 2022, a Tenth Limited Waiver Agreement dated as of November 30, 2022, an Eleventh Limited Waiver Agreement dated as of December 16, 2022, a Twelfth Limited Waiver Agreement dated as of January 9, 2023, a Thirteenth Limited Waiver Agreement dated as of January 31, 2023, a Fourteenth Limited Waiver Agreement dated as of February 1, 2023, a Fifteenth Limited Waiver Agreement dated as of April 28, 2023, a Sixteenth Limited Waiver Agreement dated as of May 12, 2023, a Seventeenth Limited Waiver Agreement dated as of May 26, 2023, an Eighteenth Limited Waiver Agreement dated as of June 9, 2023, and a Nineteenth Limited Waiver dated as of June 20, 2023 (collectively, the “Limited Waiver Agreement”), the Forbearance Agreement dated as of June 30, 2023, as the same may be amended from time to time (the “Forbearance Agreement”),the Forbearance Agreement Amendment No. 1 dated as of September 15, 2023, and the Forbearance Agreement Amendment No. 2 dated as of October 1, 2023 (collectively, the “Forbearance Agreement Amendment”);

WHEREAS, in connection with the Forbearance Agreement, the Borrower and Guarantors requested that certain modifications be made to the Credit Agreement to provide for a discretionary TWO MILLION DOLLAR and 00/100 CENTS (US$2,000,000.00) revolving loan, and Lender agreed, pursuant to the terms of the Forbearance Agreement to so amend the Credit Agreement to extend to the Borrower a discretionary TWO MILLION DOLLAR and 00/100 CENTS (US$2,000,000.00) revolving loan which Revolving Loan is evidenced by the Revolving Note;

WHEREAS, pursuant to a Second Amendment to Credit Agreement dated as of September 29, 2023, the Borrower has requested that the Lender agreed to increase the maximum amount available at any time under the Revolving Loan to FOUR MILLION DOLLARS and 00/100 CENTS (US$4,000,000.00), and the Lender has agreed to extend such additional credit pursuant to the terms of this Amendment;

WHEREAS, the Borrower has requested that the Lender increase the maximum amount available at any time under the Revolving Loan to SIX MILLION FIVE HUNDRED THOUSAND DOLLARS and 00/100 CENTS (US$6,500,000.00), and the Lender has agreed to extend such additional credit pursuant to the terms of this Amendment; and

WHEREAS, as of the date hereof prior to giving effect to this Amendment, the Borrower confirms that the principal amount outstanding in respect of the Loan is TWENTY SEVEN MILLION SIX HUNDRED THIRTEEN THOUSAND SEVEN HUNDRED THIRTY DOLLARS and 09/100 CENTS (US$27,613,730.09 ), together with interest accrued and unpaid thereon (including PIK interest), and the principal amount outstanding in respect of the Revolving Loan is THREE MILLION EIGHT HUNDRED FORTY FOUR THOUSAND NINE HUNDRED THIRTEEN DOLLARS and 48/100 CENTS (US$3,844,913.48 ) (including PIK interest), together with all fees, costs, expenses and other charges due and owing by the Borrower under the Credit Documents and that all such amounts are unconditionally owing by the Borrower to the Lender, without offset, defense or counterclaim of any kind, nature or description whatsoever.

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NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Parties and the Lender hereby agree to the following amendments to the Credit Agreement and the Revolving Note.

1. Defined Terms. Capitalized terms used herein and not otherwise defined in the recitals shall have the meanings ascribed to them in the Credit Documents.

2. Amendments to Credit Agreement. Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Section 5 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

a. Section 2.1(b) of the Credit Agreement is deleted in its entirety and the following is substituted in place thereof:

“(b) Subject to and upon the terms and conditions hereof and relying on the representations and warranties set forth herein, Lender agrees, in its sole and absolute discretion, to make the Revolving Loan advances from time to time to the Borrower in the aggregate amount up to but not exceeding SIX MILLION FIVE HUNDRED THOUSAND DOLLARS and 00/100 CENTS (US$6,500,000.00) outstanding at any time. Any principal amounts of the Revolving Loan subsequently repaid or prepaid may be re-borrowed pursuant to the terms of the Revolving Note. The Revolving Loan shall terminate immediately and without further action on the earlier of the occurrence of a Termination Event or the Maturity Date.”

b. Section 2.1(e) of the Credit Agreement is deleted in its entirety and the following is substituted in place thereof:

“(e) Revolving Loan advances in excess of FOUR MILLION DOLLARS and 00/100 CENTS (US$4,000,000.00) shall not be available to the Borrower or made by the Lender until such time as the Lender has received fully executed documents which provide that all advances in excess of FOUR MILLION DOLLARS and 00/100 CENTS (US$4,000,000.00) made under the Revolving Loan will be secured by a Lien on all Collateral granted by Karamba Limited under the laws of Malta, which documents must be executed on or before January 19, 2024 unless otherwise waived or modified by the Lender.”

3. Amendment to Revolving Note. Effective as of the date of satisfaction of the conditions precedent set forth in Section 5 below, the parties hereto agree that the Revolving Note is hereby amended as follows:

a. All references to the principal sum of “FOUR MILLION DOLLARS” are hereby amended by deleting “FOUR MILLION DOLLARS” and substituting “SIX MILLION FIVE HUNDRED THOUSAND DOLLARS and 00/100 CENTS” in place thereof, and all references to the principal sum of “(US$4,000,000.00)” are hereby amended by deleting “($4,000,000.00)” and by substituting “($6,500,000.00)” in place thereof.

4. Conditions Precedent to the Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the following conditions precedent:

(a) The Lender shall have received this Amendment, duly executed by the Borrower and the Guarantors.

(b) a certificate dated the date hereof, signed by a duly authorized officer, director or manager of the Borrower and the Guarantors, containing certified copies of (i) resolutions duly adopted by the board of directors or other applicable authorizing body of the Borrower and the Guarantors, as applicable, authorizing the execution and delivery of this Amendment and all documents required to be delivered in connection herewith, and all transactions contemplated herein; (ii) a statement containing the true and correct names, titles and signatures of individuals or entities authorized to sign such documents and authorize such transactions; (iii) a statement that the Borrower and each Guarantor is in good standing (or the substantive equivalent in each relevant jurisdiction) in the Borrower’s and each Guarantors’ jurisdiction of incorporation, organization or formation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business; and (v) and a statement that there have been no modifications to the Borrower’s or any Guarantor’s formation or governance documents since November 29, 2021 except as contained in the documents attached to the certificate.

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(c) The Lender shall have received such documents and certificates as the Lender or its counsel may reasonably request relating to the organization, existence and good standing of the Credit Parties, the authorization of this Amendment and any other legal matters relating to such Credit Parties, the Credit Documents or this Amendment, all in form and substance reasonably satisfactory to the Lender and its counsel.

(d) The Lender shall have received a Second Amended and Restated Note Conversion Option Agreement, duly executed by the Borrower and the Guarantors

(e) The Lender shall have received payment of the Lender’s fees and reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsels for the Lender) in connection with this Amendment.

5. Representations and Warranties of the Credit Parties. Each Credit Party for itself hereby represents and warrants as follows:

(a) This Amendment, the Credit Agreement (as amended hereby) and the Revolving Note (as amended hereby), as applicable, constitute the legal, valid and binding obligations of such Credit Party enforceable against such Credit Party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting Lenders’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default or Event of Default, other than as referenced in the Forbearance Agreement as amended by the Forbearance Agreement Amendment, shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material effects (provided that any representation or warranty qualified by materiality or Material Adverse Change is true and correct in all respects) (except to the extent any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date).

6. Credit Documents. This Amendment shall constitute a “Credit Document” as defined in the Credit Agreement, as the same may be amended from time to time. All references in the Credit Agreement to “this Amendment”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the Credit Agreement, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall be deemed to refer to the Credit Agreement as modified by this Amendment. For the avoidance of doubt, any default by the Borrower or any Guarantor under the terms of this Amendment shall constitute an Event of Default under the Credit Agreement.

7. Governing Law, Jurisdiction, Counterparts, Jury Trial Waiver Confidentiality. This Amendment shall be governed by, and construed in accordance with, the law of New York without reference to its conflicts of law principles (other than Section 5-1401 of the New York General Obligations Law). The provisions of Sections 9.7, 9.8, 9.9 and 9.16 of the Credit Agreement are hereby incorporated by reference as if fully set forth herein and shall apply mutatis mutandis.

8. Effect on Credit Documents. The Credit Agreement and each of the other Credit Documents shall be and remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of the Lender under the Credit Agreement, or any other Credit Document. The amendments contained in this Amendment are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance by the Borrower or any Guarantor with respect to any Credit Document to which it is a party, and shall not operate as a waiver or forbearance to any further or other matter under the Credit Documents. Each Credit Party hereby ratifies and reaffirms (i) the validity, legality and enforceability of the Credit Documents; (ii) that its reaffirmation of the Credit Documents is a material inducement to the Lender to enter into this Amendment; (iii) that its obligations under the Credit Documents shall remain in full force and effect until all the Obligations have been paid in full; and (iv) that the Revolving Loan as amended by this Amendment is an “Obligation” under the Credit Documents and is secured by the Collateral. Guarantors expressly agree that the Guaranty of each extends to all Obligations under the Credit Documents, including Obligations under the Revolving Note. The Borrower and each Credit Party represents and warrants that the representations and warranties contained in this Amendment, Credit Agreement and in the other Credit Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct on and as of such earlier date.

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9. Successors and Assigns. This Amendment binds and benefits the respective successors and assigns of the parties, except that neither the Borrower nor any Guarantor may assign or delegate any of its rights or obligations under this Amendment without the prior written consent of the Lender. The Lender may assign all or a portion of all of its rights and obligations under this Amendment.

10. No Amendment. Any amendment, or waiver of, or any consent given under, any provision of this Amendment shall be in writing and, in the case of any amendment, signed by the parties or their permitted successors and assigns.

11. Entire Agreement. This Amendment and the other Credit Documents represent the final and complete agreement of the parties hereto with respect to the subject matter herein, and all prior negotiations, representations, understandings, writings and statements of any nature with respect thereto are hereby superseded in their entirety by the terms of this Amendment and the other Credit Documents.

12. Further Assurances. The Borrower and each Guarantor shall execute and deliver any and all reasonable additional documents, agreements and instruments, and take such additional reasonable action (including the filing and recording of financing statements) as may be reasonably requested by the Lender, without payment of further consideration, to effectuate the intent and purpose of this Amendment and consistent with the provisions of, and limitations contained in, the Credit Documents. The Borrower and each Guarantor agree to cooperate with, and shall cause their Subsidiaries and their advisors to cooperate with, any financial advisors or appraisers that may from time to time be retained by or on behalf of the Lender, including, without limitation, providing reasonable access (upon reasonable advance notice) to their premises, personnel and books and records.

13. Advice of Counsel. Each Credit Party has freely and voluntarily entered into this Amendment with the advice of legal counsel of its choosing, or has knowingly waived the right to do so.

14. Reimbursement of Costs and Expenses. Each Credit Party agrees to pay all costs, fees and expenses of the Lender (including attorneys' fees), expended or incurred by the Lender in connection with the negotiation, preparation, administration and enforcement of this Amendment, the Credit Documents, the Obligations, any of the Collateral and all fees, costs and expenses incurred in connection with any bankruptcy or insolvency proceeding (including, without limitation, any adversary proceeding, contested matter or motion brought by the Lender or any other Person). Without in any way limiting the foregoing, each Credit Party hereby reaffirms its agreement under the applicable Credit Documents to pay or reimburse the Lender for certain costs and expenses incurred by the Lender. The Credit Parties are jointly and severally liable for their obligations under this Section 15.

15. Release. The Borrower and each Guarantor hereby release, waive, and forever relinquish all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which any of them have, may have, or might assert at the time of execution of the Agreement against the Lender and/or its parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns, directly or indirectly, which occurred, existed, was taken, permitted or begun prior to the execution of this Amendment, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, with respect to the Credit Agreement, any other Credit Document and/or the administration thereof or the Obligations created thereby; (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any Obligations related to the Credit Agreement, any other Credit Document and/or the administration thereof or the Obligations created thereby, or (iii) any matter related to the foregoing, in each case, prior to the execution of this Amendment.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

LENDER:

CP BF LENDING, LLC

By: CP Business Finance GP, LLC, its manager,

By: Columbia Pacific Advisors, LLC, its manager

By: /s/ Brad Shain

Name: Brad Shain

Title: Manager

[Signature Page to Third Amendment to Credit Agreement]

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BORROWER:

EBET, INC. F/K/A ESPORTS TECHNOLOGIES, INC.

By: /s/ Aaron Speach

Name: Aaron Speach

Title: CEO

[Signature Page to Third Amendment to Credit Agreement]

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GUARANTORS:

GLOBAL E-SPORTS ENTERTAINMENT GROUP LLC

By:	/s/ Aaron Speach
Name:	Aaron Speach
Title:	CEO

ESPORTSBOOK TECHNOLOGIES LIMITED

By:	/s/ Aaron Speach
Name:	Aaron Speach
Title:	CEO

ESEG LIMITED

By: GLOBAL E-SPORTS ENTERTAINMENT GROUP LLC, its Director

By:	/s/ Aaron Speach
Name:	Aaron Speach
Title:	CEO

ESPORTS PRODUCT TECHNOLOGIES MALTA LTD

By:	/s/ Aaron Speach
Name:	Aaron Speach
Title:	CEO

ESPORTS MARKETING TECHNOLOGIES LIMITED

By:	/s/ Aaron Speach
Name:	Aaron Speach
Title:	CEO

[Signature Page to Third Amendment to Credit Agreement]

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GOGAWI ENTERTAINMENT GROUP LIMITED

By:	/s/ Aaron Speach
Name:	Aaron Speach
Title:	CEO

KARAMBA LIMITED

By:	/s/ Aaron Speach
Name:	Aaron Speach
Title:	CEO

ESPORTS PRODUCT TRADING MALTA LIMITED

By:	/s/ Aaron Speach
Name:	Aaron Speach
Title:	CEO

ESPORTS TECHNOLOGIES (ISRAEL) LTD

By:	/s/ Aaron Speach
Name:	Aaron Speach
Title:	CEO

EBET CURACAO N.V.

By:	/s/ Aaron Speach
Name:	Aaron Speach
Title:	CEO

[Signature Page to Third Amendment to Credit Agreement]

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